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                                                                  Exhibit 10.(a)

                  [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

April 22, 1999

To the Board of Trustees of
 Russell Insurance Funds:


We consent to the incorporation by reference in Post-Effective Amendment No. 7 to the Registration Statement of Russell Insurance Funds on Form N-1A of our report dated February 15, 1999, on our audit of the financial statements and financial highlights of the Fund (comprised of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund and Core Bond Fund) which report is included in the Annual Report to the shareholders for the year ended December 31, 1998, which is incorporated by reference in the Registration Statement. We also consent to the references to our Firm under the caption "Financial Highlights" in the Prospectus, and "Independent Accountants" in the Statement of Additional Information.

                                        /s/ PricewaterhouseCoopers LLP